                           SECOND AMENDMENT AGREEMENT


     This Second Amendment Agreement, dated as of May 20, 1999 (this "Agreement"), is among WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), WESTPOINT STEVENS (UK) LIMITED, WESTPOINT STEVENS (EUROPE) LIMITED, each of the Banks signatories hereto, and NATIONSBANK, N.A., as Administrative Agent (the "Agent").

                                   RECITALS:

     A. Pursuant to that certain Second Amended and Restated Credit Agreement, dated as of June 9, 1998 among the Borrower, WestPoint Stevens (UK) Limited and WestPoint Stevens (Europe) Limited (collectively, the "Foreign Borrowers"), the lending and financial institutions party thereto (the "Original Banks"), and the Agent, as amended by that certain letter agreement dated as of June 10, 1998 among the Borrower, the Foreign Borrowers, the Existing Banks, and the Agent (as amended, the "Original Credit Agreement"), the Original Banks agreed to make revolving loan and letter of credit facilities available to the Borrower and the Foreign Borrowers.

     B. Pursuant to that certain Amendment Agreement (the "First Amendment"), dated as of July 31, 1998, by and among the Borrower, the Foreign Borrowers, the Original Banks parties thereto, the Agent, and National Westminster Bank PLC ("Natwest"), the Original Credit Agreement was amended to increase the aggregate Revolving Committed amount from $550,000,000 to $575,000,000, and to add Natwest as a Bank under the Original Credit Agreement (as amended by the First Amendment, the "Existing Credit Agreement").

     C. By separate letter agreements dated October 7, 1998 and March 16, 1999, the Borrower, the Foreign Borrowers, the Required Banks, and the Agent have twice amended the definitions of the terms "Maximum Restricted Payment Amount" and "Minimum Consolidated Net Worth". The Existing Credit Agreement is deemed to include the amendments effected by these letter agreements.

     D. The Borrower and the Foreign Borrowers have requested that the Banks agree to amend further the Existing Credit Agreement to increase the aggregate Revolving Committed Amount to $800,000,000 by increasing the Revolving Commitment of certain consenting Banks.

     NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                     PART I
                                  DEFINITIONS

     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the following meanings:

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         "Effective Date" shall have the meaning ascribed to such term in Subpart 3.1.

    SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

    Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SUBPART 2.1 Amendment to Section 2.1(a). Section 2.1(a) of the Existing Credit Agreement is amended to read in its entirety as follows:

         2.1    REVOLVING LOANS.

                (a) Revolving Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Bank severally agrees to make available to the Borrower such Bank's Revolving Commitment Percentage (as set forth on
         Schedule 2.1(a)) of revolving credit loans requested by the Borrower in Dollars ("Revolving Loans") from time to time from the Closing Date until the Maturity Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein; provided, however, that the sum of the aggregate principal amount of outstanding Revolving Loans shall not exceed EIGHT HUNDRED MILLION DOLLARS ($800,000,000) (as such aggregate maximum amount may be reduced form time to time as provided in Section 3.4, the "Revolving Committed Amount"); provided, further, (i) with regard to each Bank individually, such Bank's outstanding Revolving Loans shall not exceed such Bank's Revolving Commitment, (ii) with regard to the Banks collectively, the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of Competitive Loans plus the Dollar Amount of the aggregate outstanding principal amount of Foreign Currency Loans, plus the aggregate principal amount of outstanding Swingline Loans plus the Dollar Amount of LOC Obligations outstanding shall not exceed the Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurocurrency Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than eight (8) Eurocurrency Loans shall be outstanding under this Section 2.1 at any time (it being understood that, for purposes hereof, Eurocurrency Loans with different Interest Periods shall be considered as separate Eurocurrency Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurocurrency Loan with a single Interest Period). Revolving Loans may be repaid and reborrowed in accordance with the provisions hereof.

               SUBPART 2.2 Amendment to Schedule 2.1. Schedule 2.1 of the Existing Credit Agreement is replaced in its entirety with a new Schedule 2.1 in the form and content of Exhibit "A" attached to this Agreement and incorporated herein by reference.


                                    PART III
                          CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1 Effective Date. The amendments effected by this Agreement shall be and become effective as of the date hereof when (i) all of the conditions set forth in this Subpart 3.1 shall have been satisfied, (ii) the Required Banks, the Borrower, and the Foreign Borrowers shall have duly executed counterparts of this Agreement and provided original copies thereof to the Agent, and (iii) each of the Banks whose Revolving Commitment has increased pursuant to the terms of this Agreement shall have duly executed counterparts of this Agreement and provided original copies thereof to the Agent.

               SUBPART 3.1.1. Closing Certificate. The Agent shall have received a certificate from the Borrower and the Foreign Borrowers certifying that
     (i) no Default or Event of Default exists as of the Effective Date, and
     (ii) the representations and warranties of the Borrower and the Foreign Borrowers made in or pursuant to the Credit Documents are true in all material respects on and as of the Effective Date.

               SUBPART 3.1.2. Guarantors Consent. Each of the Guarantors shall have executed the Consent included in the signature pages of this Agreement, and the Agent shall have received such Consent executed by each Guarantor.

               SUBPART 3.1.3. Corporate Action. The Borrower shall deliver to the Agent certified copies of all corporate action taken by each Credit Party approving this Agreement and each of the documents executed and delivered in connection herewith (including, without limitation, a certificate setting forth the resolutions of the Board of Directors of each Credit Party adopted in respect of the transactions contemplated by this Agreement.)

               SUBPART 3.1.4. Documentation. The Existing Bank and the Agent shall have received all information, and such counterpart originals or such certified or other copies of such originals, as they may reasonably request, together with the legal opinion of counsel to the Borrower in form and content reasonably satisfactory to the Agent and its counsel. All legal matters incident to the transactions contemplated by this Agreement shall be satisfactory to the counsel for the Agent.

          SUBPART 3.1.5. Amendment Fee. The Borrower shall pay to those Banks increasing their respective Revolving Commitments pursuant to the Agreement a fee equal to 1/2% of the increase in the amount of each such Bank's Revolving Commitment.



                                    PART IV
                                 MISCELLANEOUS

     SUBPART 4.1 Cross-References. References in this Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

     SUBPART 4.2 Instrument Pursuant to Existing Credit Agreement. This Agreement is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.3 Credit Documents. Each of the Borrower and the Foreign Borrowers hereby confirms and agrees that the Credit Documents are, and shall continue to be, in full force and effect, except as amended hereby, except that, on and after the Effective Date, references in each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

     SUBPART 4.4. Representations and Warranties. Each of the Borrower and the Foreign Borrowers hereby represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement,
(ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (iii) it has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, (iv) the representations and warranties contained in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date or those which relate to specific schedules, the changes to which do not represent a Material Adverse Effect), (v) no event of default under any other agreement, document or instrument to which it is a party will occur as a result of the transactions contemplated hereby, and (vi) as of the date of this Agreement, no Event of Default or Defaults exists.

     SUBPART 4.5. Costs and Expenses. The Borrower hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Agent) incurred by the Agent in connection with the negotiation, preparation, execution, and delivery of this Agreement and the enforcement or preservation of any rights and remedies of the Banks and the Agent hereunder.

     SUBPART 4.6. Counterparts, Effectiveness, Etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.7. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or any provision hereof.

     SUBPART 4.8. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     SUBPART 4.9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


               [Remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.



THE BORROWER:                           WESTPOINT STEVENS INC.,
                                        a Delaware corporation


                                        By: /s/  Morgan M. Schuessler
                                           ------------------------------------
                                        Name:  Morgan M. Schuessler
                                             ----------------------------------
                                        Title: Executive Vice President-Finance
                                               and Chief Financial Officer
                                               --------------------------------


THE FOREIGN BORROWERS:                  WESTPOINT STEVENS (UK) LIMITED


                                        By: /s/  Morgan M. Schuessler
                                           ------------------------------------
                                        Name:  Morgan M. Schuessler
                                             ----------------------------------
                                        Title: Director, Vice President &
                                               Treasurer
                                               --------------------------------


                                        WESTPOINT STEVENS (EUROPE)
                                        LIMITED


                                        By: /s/  Morgan M. Schuessler
                                           ------------------------------------
                                        Name:  Morgan M. Schuessler
                                             ----------------------------------
                                        Title: Director, Vice President &
                                               Treasurer
                                               --------------------------------


THE BANKS:                              NATIONSBANK, N.A.,
                                        individually in its capacity as a
                                        Bank and in its capacity as
                                        Agent and Trustee


                                        By: /s/ David H. Dinkins
                                           ------------------------------------
                                        Name:  David H. Dinkins
                                             ----------------------------------
                                        Title: Vice President
                                               --------------------------------


                             [Signatures Continued]

                                        THE FIRST NATIONAL BANK OF
                                        CHICAGO

                                        By: /s/ James F. Gable
                                            ------------------------------------
                                        Name: James F. Gable
                                        Title: Customer Service Officer


                                        THE BANK OF NEW YORK

                                        By: /s/ Ronald R. Reedy
                                            ------------------------------------
                                        Name: Ronald R. Reedy
                                        Title: Vice President


                                        SCOTIABANC INC.

                                        By: /s/ William E. Zarrett
                                            ------------------------------------
                                        Name: William E. Zarrett
                                        Title: Senior Relationship Manager


                                        WACHOVIA BANK, N.A.

                                        By: /s/ Reginald T. Dawson
                                            ------------------------------------
                                        Name: Reginald T. Dawson
                                        Title: Senior Vice President



                             [Signatures Continued]

                                                   SOCIETE GENERALE

                                                   By: /s/ Christopher J. Speltz
                                                      --------------------------
                                                   Name: Christopher J. Speltz
                                                        ------------------------
                                                   Title: Director
                                                          Head of SG - Dallas
                                                         -----------------------


                                                   ABN AMRO BANK, N.V.

                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------


                                                   SUNTRUST BANK, ATLANTA

                                                   By: /s/ Laura Kahn
                                                      --------------------------
                                                   Name: Laura Kahn
                                                        ------------------------
                                                   Title: Senior Vice President
                                                         -----------------------


                                                   FIRST UNION NATIONAL BANK

                                                   By: /s/ Roger Pelz
                                                      --------------------------
                                                   Name: Roger Pelz
                                                        ------------------------
                                                   Title: Senior Vice President
                                                         ----------------------


                                                   FLEET BANK, N.A.

                                                   By: /s/ Steven L. Navarro
                                                      --------------------------
                                                   Name: Steven L. Navarro
                                                        ------------------------
                                                   Title: SVP
                                                         -----------------------

                            [Signatures Continued]





                                                          Second Amendment Agmt.
                                                          WestPoint Stevens Inc.

                                          AMSOUTH BANK

                                          By: /s/ Mary Anna Raburn
                                             ----------------------------
                                          Name: Mary Anna Raburn
                                               --------------------------
                                          Title: Vice President
                                                -------------------------


                                          COOPERATIEVE CENTRALE
                                          RAIFFEISEN-BOERENLEENBANK B.A.,
                                          "Rabobank Nederland", New York Branch

                                          By:
                                             ----------------------------
                                          Name:
                                               --------------------------
                                          Title:
                                                -------------------------


                                          By:
                                             ----------------------------
                                          Name:
                                               --------------------------
                                          Title:
                                                -------------------------



                                          NATIONAL WESTMINSTER BANK
                                          PLC

                                          By: /s/ Richard Roach
                                             ----------------------------
                                          Name: Richard Roach
                                               --------------------------
                                          Title: Senior Corporate Manager
                                                -------------------------


                             [Signatures Continued]